UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2023

CARECLOUD, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36529	22-3832302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Clyde Road, Somerset, New Jersey, 08873

(Address of principal executive offices, zip code)

(732) 873-5133

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CCLD	Nasdaq Global Market
11% Series A Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	CCLDP	Nasdaq Global Market
8.75% Series B Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	CCLDO	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective July 10, 2023, Larry Steenvoorden has been appointed Chief Financial Officer and Bill Korn will continue as Chief Strategy Officer and no longer also be Acting Chief Financial Officer.

Mr. Steenvoorden, 53, served as the Chief Financial Officer and Executive Vice President of Chembio Diagnostics, Inc., a Nasdaq-listed medical device, point-of-care company with $50 million of revenue and global operations, from January 2022 until he joined us. Prior to that, from December 2017 to December 2021, Mr. Steenvoorden served as Senior Director, Private Equity CFO Services, Financial Accounting and Advisory for Accordion Partners, a private equity-focused financial consulting and technology firm. From March 2016 to November 2017, Mr. Steenvoorden served as Chief Financial and Accounting Officer of Onyx Renewable Partners, LP, a national provider of clean energy and decarbonization solutions established by Blackstone Group, one of the largest global private equity managers investing in the energy sector. From January 2012 to February 2016, Mr. Steenvoorden served as Global Controller and Vice President, Business Planning and Controlling for Siemens Healthcare Diagnostics, a global healthcare medical device manufacturing business. From 1992 to 2011, Mr. Steenvoorden served in various controller, director and assurance roles with several companies and was responsible for corporate accounting and financial reporting. Mr. Steenvoorden has extensive experience in financial reporting, business services, information systems, accounting operations, and strategic planning. Mr. Steenvoorden is a Board Member of the University of Delaware Accounting Advisory Council and Student Mentor Program. Mr. Steenvoorden received his Bachelor of Science in Accounting from the University of Delaware and his Master of Business Administration in Finance from Rider University.

On July 6, 2023, the registrant entered into an executive employment agreement with Mr. Steenvoorden, with an effective date of July 10, 2023.

Mr. Steenvoorden’s annual base salary will be $350,000 (“Base Salary”). At the sole discretion of the Board of Directors, Mr. Steenvoorden’s employment agreement entitles him to an annual performance bonus based upon the achievement of objectives established by the CEO and the Board of Directors, with a target of up to 45% of the Base Salary (the “Annual Bonus”), payable in restricted stock units (“RSUs”) pursuant to which Mr. Steenvoorden may receive shares of the registrant’s Series B Preferred Stock, calculated at a price of $25.00 per share. The grant and issuance of the Annual Bonus RSUs shall be made in accordance with the registrant’s Amended and Restated Equity Incentive Plan. Upon termination, Mr. Steenvoorden may receive severance of up to 24 months of his salary and bonus.

Upon signing his employment agreement, Mr. Steenvoorden will receive (i) a sign-on bonus (the “Sign-On Bonus”) of RSUs pursuant to which Mr. Steenvoorden will receive a number of shares of the registrant’s common stock (“Common Stock RSUs”) equal to $50,000 divided by the volume weighted average price of the registrant’s common stock for the ten day period ending on July 10, 2023 (the “VWAP”), and (ii) a retention bonus (the “Retention Bonus”) pursuant to which he may receive a number of Common Stock RSUs equal to $180,000 divided by the VWAP. The Sign-On Bonus RSUs shall vest upon completion of 30 days of employment. The Retention Bonus RSUs will vest over a three-year period, and provided that Mr. Steenvoorden remains in the active employ or service of the registrant on the applicable vesting date, (i) one-third of the Retention Bonus RSUs shall vest on July 10, 2024, (ii) one-third of the Retention Bonus RSUs shall vest on July 10, 2025, and (iii) the remaining one-third of the Retention Bonus RSUs shall vest on July 10, 2026. The grants and issuances of the Sign-On Bonus RSUs and the Retention Bonus RSUs shall be made in accordance with the registrant’s Amended and Restated Equity Incentive Plan.

Mr. Steenvoorden will be eligible to participate in benefit plans and programs generally available to other similarly-situated employees of the registrant.

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The effective date of Mr. Steenvoorden’s employment agreement is July 10, 2023. The initial term for his employment agreement expires on July 10, 2025. The term of the employment agreement automatically renews for additional one-year terms unless either the registrant or Mr. Steenvoorden elects to terminate the agreement by notice to the other party delivered at least ninety (90) days prior to the expiration of the initial or any renewal term.

There are no family relationships between Mr. Steenvoorden and any director or executive officer of the registrant. Mr. Steenvoorden has no direct or indirect material interest in any related party transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The foregoing description of the registrant’s appointment of the Chief Financial Officer and the key provisions of the executive’s employment agreement and bonus does not purport to be complete and is qualified entirely by reference to the terms of the actual executive employment agreement and bonus agreement, copies of which are attached as exhibits to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On July 11, 2023, the registrant issued a press release announcing the appointment of Mr. Steenvoorden as Chief Financial Officer.

A copy of the press release is furnished as Exhibit 99.1, and the information set forth therein is incorporated herein by reference.

The information furnished in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Larry Steenvoorden Executive Employment Agreement

10.2	Larry Steenvoorden Bonus Agreement

99.1	Press Release dated July 11, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CareCloud, Inc.

Date: July 11, 2023	By:	/s/ A. Hadi Chaudhry
A. Hadi Chaudhry
Chief Executive Officer

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